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                                                                    EXHIBIT 10.5

                       GUARANTEE AND POSTPONEMENT OF CLAIM

To: THE EQUITABLE TRUST COMPANY
    (the "Chargee")

WHEREAS STEELBANK TUBULAR INC. (the "Chargor") is or will be the registered owner of those lands and premises legally described as Part of Lots 33, 34 and 35, Plan G-14 and Part of Lot 9, Concession 1, South of Dundas Street, designated as Part 1 on Reference Plan 43R-967, City of Mississauga, Regional Municipality of Peel, Land Registry Division of the Land Registry Office of Peel (No. 43), having assigned PIN 13340-0023 (LT), municipally known as 2495 Haines Road, Mississauga, Ontario (the "Property").

AND WHEREAS the Chargor and TARPON INDUSTRIES INC. entered into a Commitment Letter dated May 12th, 2005 (the "Commitment") issued by First National Financial Corporation ("First National") on behalf of the Chargee, wherein First National agreed to arrange a loan for the Chargor in the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) on the terms and conditions set out in the Commitment (the "Loan").

AND WHEREAS as security for the Loan, the Chargor has agreed to grant and deliver to the Chargee, amongst other things, a first Charge of Land on the Property securing the Loan together with interest and all costs provided for in the Commitment (the "Charge").

AND WHEREAS the Chargee, in consideration for and as a condition of proceeding with the Loan pursuant to the terms of the Commitment required TARPON INDUSTRIES INC. (the "Covenantor") to provide its guarantee in respect of the repayment of all monies secured by the Charge.

AND WHEREAS this Guarantee and Postponement of Claim is being provided by the Covenantor in accordance with the terms of the Commitment.

NOW THEREFORE WITNESSETH in consideration of the sum of Two Dollars ($2.00) now paid by the Chargee to the undersigned (the receipt and sufficiency of which is hereby acknowledged) and the Chargee advancing the principal money secured or any part thereof by the Charge to the Chargor on the terms and conditions set out in the Commitment and pursuant to the Charge, the said Covenantor, TARPON INDUSTRIES INC., hereby irrevocably absolutely and unconditionally, as principal debtor and not as surety, covenants and guarantees to the Chargee the due and punctual payment by the Chargor of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Chargor to the Chargee, arising out of the Loan, the Charge or remaining unpaid by the Chargor, whether arising from dealings between the Chargee and the Chargor or from other dealings or proceedings which the Chargee may be or become in any manner whatsoever a creditor of the Chargor in respect of any obligations arising out of the Charge and wherever incurred, and whether incurred by the Chargor alone or with another or others, including all principal monies, interest, commissions, legal and any other costs or monies which may now or hereafter become due and owing under the terms of the Charge, plus interest and costs and the observance and performance by the Chargor of all of the covenants and obligations contained therein and the said Covenantor for itself, its administrators, successors and assigns covenants with the Chargee that if the Chargor shall at any time make default in the punctual payment of any monies payable under the Charge or fail to observe and perform any of the covenants and obligations contained therein or in the Commitment, it will pay all such monies to the Chargee or perform any of the covenants and obligations of the Chargor forthwith after demand having been made in accordance with the notice provisions contained herein and agrees to indemnify the Chargee against all losses, damages, costs, charges and expenses the Chargee may at any time or from time to time suffer, incur or become liable for in connection with resulting from or occasioned by any breach by the Chargor of any provisions contained in the Charge. The Covenantor's liabilities hereunder shall bear interest from the date of such demand at the rate of interest set out in the Charge.

The undersigned further acknowledges and agrees with the Chargee as follows:

1. The Chargee may grant time, renewals, extensions, indulgences, releases and discharges or take additional security from and give up the same in any or all of the security it is receiving from the Chargor, abstain from taking any enforcement proceedings it may be entitled to and otherwise deal with the Chargor and others as the Chargee may see fit, including entering into any renewal agreements, extension agreements, amending agreements or dealing with the Charge in any other manner, and may apply all monies at any time received

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      from the Chargor or others upon such part of the obligation of the
      Chargor as the Chargee deems best and change any such application in whole or in part, without in any way limiting or lessening the liability of the Covenantor to the Chargee.

2. The Chargee shall not be bound to exhaust its recourse against the Property, the Chargor or other covenantors/guarantors or to value the security under the Charge or any other collateral security before requiring or being entitled to payment from the Covenantor. Provided it is understood and agreed any funds payable pursuant to this covenant to the Chargee shall be applied by the Chargee upon receipt of such funds to amounts due and payable under the Charge.

3. No change or extension of time or other indulgence or release of the Chargor or anyone claiming through the Chargor, either before or after demand or claim against the Covenantor or any arrangement or other dealing by the Chargee with the Chargor or any other person, either before or after demand or claim against the Covenantor, or the bankruptcy or insolvency of the Chargor, or the release, exchange, acceptance or failure to perfect by the Chargee of any security, either before or after demand or claim against the Covenantor, shall in any way release, waive, vary, affect or prejudice the rights of the Chargor against the Covenantor, notwithstanding the Chargee may not give notice thereof to the Covenantor and the Covenantor hereby waives, to the maximum extent permitted by law, any requirement of notice, demand or prior action against the Chargor or any other security and hereby renounces all benefits of discussions and division.

4. All indebtedness and liability, present and future, of the Chargor to the Covenantor as well as any indebtedness or liability for amounts advanced by the Covenantor on behalf of any other covenantor or guarantor of the Charge are hereby assigned to the Chargee and postponed to the obligations contained in the Charge, and all monies received by the Covenantor in respect thereof shall be received in trust for the Chargee and shall be paid over to the Chargee upon demand without in any way limiting or lessening the obligations imposed on the Covenantor and this assignment and postponement shall remain in full effect until repayment in full to the Chargee of all amounts secured by the Charge. The Covenantor acknowledges the assignment to the Chargee shall not impose upon the Chargee any obligation to do anything to realize on the assigned debts and claims or to ensure those debts or claims do not become statute barred by the operation of law relating to limitation of actions or otherwise.

5. The Covenantor shall have no right to be subrogated to the rights of the Chargee until all liabilities and obligations of the Chargor and the Covenantor to the Chargee have been satisfied in full in respect of the Charge.

6. The covenants of the Covenantor shall continue for the full term of the Charge and any renewal thereof unless a release in writing has been authorized by the Chargee and shall be binding upon the administrators, successors and assigns of the Covenantor.

7. The Covenantor acknowledges if for any reason the Chargor has no legal existence and is or becomes under no legal obligation to discharge the monies secured by the Charge or if any monies owing by the Chargor to the Chargee become irrecoverable from the Chargor by operation of law or for any reason whatsoever, this covenant and the covenants, agreements and obligations of the Covenantor contained herein shall nevertheless be binding upon the Covenantor as principal debtor until such time as all monies owing by the Chargor to the Chargee under the Charge have been paid in full and the liabilities secured thereby have been discharged.

8. This covenant shall be in addition to and not in substitution for any other guarantees or other securities which the Chargee may now or hereafter hold in respect of the monies secured by the Charge and the Chargee shall be under no obligation to marshal in favour of the Covenantor any other covenants or other securities or any monies or other assets which the Chargee may be entitled to receive or may have a claim upon; and no loss of or in respect of or unenforceability of any other covenants or other securities the Chargee may now or hereafter hold in respect of the monies secured by the Charge.

9. The Covenantor agrees the Chargee shall not be obliged to make any demand upon, or take any proceedings, or action against the Chargor or any other person before pursuing its rights against the Covenantor herein, pursuant hereto. In the event the Chargee in its absolute

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      discretion makes demand upon the Covenantor, the Covenantor shall be held and be bound to the Chargee directly, jointly and severally, as principal debtors in respect of the payment of the amounts hereby guaranteed. Demand for payment shall be deemed to have been effectively made upon the Covenantor if and when an envelope containing such demand addressed to the Covenantor at the addresses of the Covenantor last known to the Chargee is posted, postage prepaid, in the post office.

10. Without prejudice to or in any way limiting or lessening the Covenantor's liability and without obtaining the consent of or giving notice to the Covenantor, the Chargee may discontinue, reduce, increase, decrease or otherwise vary the credit of the Chargor in respect of the Loan, the Charge, may increase, decrease, or otherwise vary, the interest rate on any renewals or extensions and/or may change the amortization period to such terms as the Chargor and the Chargee shall agree, may grant time, renewals, extension, indulgences, releases and discharges to and accept compositions from or otherwise deal with the Chargor and others, including the Covenantor and any other covenantor as the Chargee may see fit and the Chargee may take, abstain from taking or perfecting, vary, exchange, renew, discharge, give up, realize on or otherwise deal with securities and guarantees in such manner as the Chargee may see fit, and the Chargee may apply all monies received by it from the Chargor or others or from securities or guarantees upon such parts of the guaranteed liabilities, whether liabilities of the Chargor to the Chargee, as the Chargee may see fit and change any such application in whole or in part from time to time.

11. In the event there is a default in payment of any sums owing by the Chargor to the Chargee in respect of the Loan at any time, the Chargee may treat all guaranteed liabilities as due and payable and may forthwith collect from the Covenantor the total amount hereby guaranteed and may apply the sum so collected upon the guaranteed liabilities.

12. In the event the Covenantor becomes insolvent or commences an act of bankruptcy or makes an assignment in bankruptcy or bulk sale of the Covenantor's assets, or a bankruptcy petition shall be filed or presented against the Covenantor, and not be bona fide opposed by the Covenantor, such event shall constitute a default under the terms of the Charge, and the Loan shall become immediately due and payable at the option of the Chargee.

13. Until payment in full of all the liabilities guaranteed hereunder, all dividends, compositions, proceeds of securities, securities valued or payments received by the Chargee from the Chargor or others, or from estates in respect of the guaranteed liability shall be regarded for all purposes as payments in gross without any right on the part of the Covenantor to claim the benefit thereof in reduction of the liability under this Guarantee and Postponement of Claim, and the Covenantor shall not claim any setoff or counterclaim against the Chargor in respect of any liability of the Chargor to the Covenantor, claim or prove in the bankruptcy or insolvency of the Chargor in competition with the Chargee or have any right to be subrogated to the Chargee.

14. This guarantee shall not be discharged or otherwise affected by the death or loss of capacity of the Chargor, by any change in the name of the Chargor, or in the membership of the Chargor, if a partnership, or in the objects, capital structure or constitution of the Chargor, if a corporation, or by the sale of the Chargor's business or any part thereof, or by the Chargor being amalgamated with a corporation, but shall, notwithstanding any such event, continue to apply to all guaranteed liabilities, whether theretofore or thereafter incurred; and in the case of a change in the membership of a Chargor which is a partnership or in the case of the Chargor being amalgamated with a corporation, this guarantee shall apply to the liabilities of the resulting partnership or corporation, and the term "Chargor" shall include each such resulting partnership and corporation.

15. This guarantee shall not be discharged or affected by the death of the Covenantor or any of them, if more than one, and shall enure to the benefit of and be binding upon the Chargee, its successors and assigns, and the Covenantor, its administrators, successors and assigns.

16. This guarantee shall not be discharged or otherwise affected by any change in the name of the Covenantor, or in the members of the Covenantor, if a partnership, or in the objects, capital structure or constitution of the Covenantor, if a corporation, or by the sale of the Covenantor's business or any part thereof, or by the Covenantor being amalgamated with a corporation, but shall notwithstanding any such event, continue to apply to all guaranteed liabilities, and in the case of a change in the membership of the Covenantor which is a

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      partnership, or in the case of the Covenantor being amalgamated with a corporation, this guarantee and the term "Covenantor" herein shall be deemed to include each such resulting partnership and corporation.

17. The covenants herein may be assigned by the Chargee and shall remain in full force and effect notwithstanding any change in the ownership or control of the Charge. In the event of the foregoing the Chargee agrees to use its best efforts to ensure notice of the transfer or assignment of the Charge and this covenant is provided, but failure to provide such notice shall not in any way invalidate or terminate the Covenantor's obligations herein.

18. The Covenantor hereby further covenants and agrees in addition to any liability imposed upon the Covenantor in respect of all amounts due and payable under the Charge in respect of the Loan, including any interest due thereunder, any costs related to the recovering of same by the Chargee, the Covenantor shall, in addition to the foregoing, be liable for and fully indemnify the Chargee, its officers, directors, shareholders and employees for any and all costs, expenses, damages or liabilities (including legal fees on a substantial indemnity basis and any environmental remediation costs) incurred by the Chargee, directly or indirectly, arising out of or attributable to the non-compliance of the Chargor or its tenants, employees or agents with the environmental obligations imposed under the Charge, which the Covenantor acknowledges having reviewed, together with all such costs, expenses, damages or liabilities which the Covenantor acknowledges shall be secured under the Charge and all such liabilities and indemnities shall survive the repayment of the Loan, foreclosure upon the Charge and/or any other extinguishment of the obligations of the Chargor and Covenantor under the Charge and any other exercise by the Chargee of any remedies available to it against the Chargor and Covenantor.

19. Demand for payment by the Chargee shall be deemed to have been effectively made upon the Covenantor if and when an envelope containing such demand addressed to the Covenantor at the address of the Covenantor last known to the Chargee is posted, postage prepaid, in the post office. All payments hereunder shall be made to the Chargee c/o First National Financial Corporation, 100 University Avenue, Suite 700-North Tower, Toronto, Ontario, M5J 1V6, Loan No. 507614.

20. Prior to executing this Guarantee and Postponement of Claim, the Covenantor confirms and acknowledges being provided with true copies of all documentation provided by the Chargor to the Chargee in respect of the Loan, the Charge including, without limiting the generality of the foregoing, the Commitment, the Charge and Standard Charge Terms No. 200033, and the Covenantor confirms it has had the meaning and import of the terms and provisions of these documents explained to it and has also had the opportunity to seek independent legal advice separate and apart from the Chargor. The Covenantor further confirms it is fully aware of the nature and effect of this Guarantee and Postponement of Claim and the obligations which arise hereunder in respect of the Charge and their liabilities and rights hereunder and has entered into this Guarantee and Postponement of Claim on its own volition and without fear, threats, compulsion, influence or pressure from the Chargor or any covenantor in respect of the Loan.

21. This Guarantee and Postponement of Claim embodies all the agreements between the parties hereto relative to this guarantee, assignment and postponement, and none of the parties shall be bound by any representation, warranty or promise made by any person relative thereto which is not embodied herein.
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22.   This Guarantee and Postponement of Claim shall extend to and ensure to the benefit of the Chargee and its successors and assigns, and every reference herein to the Covenantor is a reference to and shall be construed as including the undersigned and the administrators, executors, legal representatives, successors and assigns of the undersigned to and upon all of whom this Guarantee and Postponement of Claim shall extend and be binding.

23. This Guarantee and Postponement of Claim shall be governed by the laws of the Province of Ontario.

      THE UNDERSIGNED HEREBY execute and deliver this Guarantee and Postponement of Claim effective as of the 18th day of May, 2005.

                                       TARPON INDUSTRIES INC.

                                       Per: /s/ J. PETER FARQUHAR
                                           -------------------------------------
                                       NAME: J. PETER FARQUHAR
                                       TITLE: CHAIRMAN & CEO
                                       I HAVE AUTHORITY TO BIND THE CORPORATION.

                                       ADDRESS FOR SERVICE:

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